Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors of Heller Financial, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Randolph T. Brown, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign one or more Annual Reports for the Corporation's fiscal year ended December 31, 2001, on Form 10-K under the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable Rules and Regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or resubsitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 30th day of July 2002.




/s/   Nancy E. Barton                           /s/  James A. Parke
--------------------------                      ---------------------------
Nancy E. Barton                                 James A. Parke
Director                                        Director




                                    /s/  Mark H.S. Cohen
                                    ---------------------------
                                    Mark H.S. Cohen
                                    Director





A MAJORITY OF THE BOARD OF DIRECTORS